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GROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTURE April 2021GROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTURE April 2021

Cautionary statement FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, and margins; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; energy market evolution; rates of return; development plans; future distributions; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include the continuity of our board and their strategic oversight; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 72 through 83 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, and free cash flow. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2Cautionary statement FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, and margins; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; energy market evolution; rates of return; development plans; future distributions; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include the continuity of our board and their strategic oversight; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 72 through 83 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, and free cash flow. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2

ExxonMobil - a global energy and technology leader

Responsibly meeting the world's need for energy for over 135 years

Global Scale	3 segments - each with multi-billion \$ average annual earnings; operations in >50 countries
\$240 Billion	Market capitalization
\$122 Billion	Dividends paid since 2011
72,000	Regular employees with over 160 nationalities represented
>\$13 Billion	Invested to research, develop, and commercialize technology for a lower-carbon future[1]

Leading Global Businesses

2010-19 Average Annual Earnings by Business (\$G)


Chemical
4
Downstream
5
19
Upstream

Leading investment portfolio

Upstream: Industry-leading opportunities in Guyana, Permian and Brazil; ~90% of of 2021-2025 upstream resource investments have cost-of-supply ≤\$35/bbl[2]

Downstream and Chemicals: #1 in synthetic lubricants and basestocks[3], #1 or #2 market position in 80% of the chemical businesses we compete[4], investments deliver >30% average return[5]

Leading technology and innovation

CCS: #1 in the world for CO_2 capture; #2 in the world for CO_2 pipelines, #2 in the world for CO_2 geologic storage, advancing plans for >20 new CCS opportunities [6, 7, 8]

Hydrogen: producing >1 Mta ; advancing Rotterdam pilot for hydrogen and fuel cell CCS technology

R&D: 80 collaborations, >2,000 Ph. D.s, >10,000 patents in the last decade

Source: 10K reported functional earnings; Market Capitalization Bloomberg 04/16/2021
See Supplemental Information for footnotes and definitions

3

Right strategy, strong performance, world-class board

Uniquely positioned to sustainably meet the world's energy needs in a lower-carbon future

1

Right strategy and plan:
advancing two priorities to maximize shareholder value

Page 6 - 38

- **Invest in low-carbon to expand opportunities in energy's long-term future**
  - Low Carbon Solutions business will help address society's ambition to reduce emissions in hard-to-decarbonize sectors, targeting new **CCS, hydrogen,** and **biofuels** opportunities with large addressable markets and high growth
  - Leverages decades of technology expertise at scale and **competitive advantages** demonstrated in existing value chains
  - Reducing emissions in our operations consistent with the Paris Agreement and a **2°C pathway**
- **Driving cash flow improvements in existing businesses with a disciplined, value driven approach**
  - Investing in one of the most attractive, **high-return portfolios** in the industry to increase cash flow while maintaining existing production levels
  - Improving portfolio competitiveness through **structural operating cost improvements**
  - **Responsibly** meeting continued demand for oil & gas and high-value products

2

Strong performance:
resulting from capital investments, corporate values and competitive strengths

Page 39 - 51

- Management and the Board made tough decisions to improve ExxonMobil's portfolio starting in 2017 with counter-cyclical investments; long-cycle actions driving performance and TSR today
- **TSR outperforms peer average** over six month, one year, two year, and three year periods, with +52% TSR over the past year
- Outperformance vs. peer average on long-term ROCE and dividend growth
- **Resilient 2020 performance** – best-ever workforce safety and reliability, reduced cash opex by 15% and capex by 30%

See Supplemental Information for definitions

4

Right strategy, strong performance, world-class board (con't)

Uniquely positioned to sustainably meet the world's energy needs in a lower-carbon future

3

Led by ***strong, independent Board*** with relevant experience

Page 52 – 61

- Our Board has played an **important role in overseeing our strategy** and has **continually refreshed itself with relevant expertise** to support the pursuit of our core priorities
- **New Director additions enhance Board expertise** in energy, capital allocation, investor perspective, and transition

4

Engine No. 1 does not have a plan for ExxonMobil

Page 62 - 68

- Engine No. 1 has not constructively engaged to seek a resolution, despite multiple attempts by ExxonMobil
- Engine No. 1 has provided no plan to create shareholder value, and does not understand the industry or ExxonMobil's plan
- Engine No. 1 is backpedaling from previous statements in response to market skepticism of its platform
- Engine No. 1's nominees lack breadth of experience, leadership at a global scale and skillsets needed by ExxonMobil Board

5

1 RIGHT STRATEGY TO GROW VALUE Right strategy and plan: IN A LOWER CARBON FUTURE advancing two priorities to maximize shareholder value • Invest in lower-carbon to expand opportunities in energy’s long-term future − Low Carbon Solutions business will help address society’s ambition to reduce emissions in hard-to- decarbonize sectors, targeting new CCS, hydrogen and, biofuels opportunities with large addressable markets and high growth − Leverages decades of technology expertise at scale and competitive advantages demonstrated in existing value chains − Reducing emissions in our operations consistent with the Paris Agreement and a 2°C pathway • Driving cash flow improvements in existing businesses with a disciplined, value driven approach − Investing in one of the most attractive, high-return portfolios in the industry to increase cash flow while maintaining existing production levels − Improving portfolio competitiveness through structural operating cost improvements − Responsibly meeting continued demand for oil & gas and high-value products See Supplemental Information for definitions 61 RIGHT STRATEGY TO GROW VALUE Right strategy and plan: IN A LOWER CARBON FUTURE advancing two priorities to maximize shareholder value • Invest in lower-carbon to expand opportunities in energy’s long-term future − Low Carbon Solutions business will help address society’s ambition to reduce emissions in hard-to- decarbonize sectors, targeting new CCS, hydrogen and, biofuels opportunities with large addressable markets and high growth − Leverages decades of technology expertise at scale and competitive advantages demonstrated in existing value chains − Reducing emissions in our operations consistent with the Paris Agreement and a 2°C pathway • Driving cash flow improvements in existing businesses with a disciplined, value driven approach − Investing in one of the most attractive, high-return portfolios in the industry to increase cash flow while maintaining existing production levels − Improving portfolio competitiveness through structural operating cost improvements − Responsibly meeting continued demand for oil & gas and high-value products See Supplemental Information for definitions 6

IPCC expects a diverse energy mix in achieving 2°C Multiple potential pathways to 2°C lead to wide range of projections 2040 ENERGY MIX IN IPCC LOWER 2°C SCENARIOS Quadrillion BTUs (Quads) High IPCC 2040 Wind/Solar Lower 2°C energy demand Bioenergy • Substantial efficiency gains range 19% Low-carbon Wind Other needed to offset population energy Solar demand and economic growth grows 44% Low Bioenergy Coal • Significant growth in low- Other carbon energy Coal • Oil and natural gas remain Oil / Oil & Oil / 55% Natural gas Natural gas essential 48% Natural gas still integral 2019 IAv PCC era 20 ge40 IEA 2019 IPCC 2040 total energy demand average estimated demand Average Source: (left) IEA World Energy Outlook 2020; (right) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. 7 See Supplemental Information for definitionsIPCC expects a diverse energy mix in achieving 2°C Multiple potential pathways to 2°C lead to wide range of projections 2040 ENERGY MIX IN IPCC LOWER 2°C SCENARIOS Quadrillion BTUs (Quads) High IPCC 2040 Wind/Solar Lower 2°C energy demand Bioenergy • Substantial efficiency gains range 19% Low-carbon Wind Other needed to offset population energy Solar demand and economic growth grows 44% Low Bioenergy Coal • Significant growth in low- Other carbon energy Coal • Oil and natural gas remain Oil / Oil & Oil / 55% Natural gas Natural gas essential 48% Natural gas still integral 2019 IAv PCC era 20 ge40 IEA 2019 IPCC 2040 total energy demand average estimated demand Average Source: (left) IEA World Energy Outlook 2020; (right) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. 7 See Supplemental Information for definitions

IPCC oil & gas demand driven by economic growth

Hard-to-decarbonize sectors meet demands from increasing population and growing prosperity

GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS
Quads


Wind
Solar
Bioenergy
Other
Coal
Natural gas
Oil
IPCC 2040
average estimated demand
Fuel
21%
Industrial
Feed
13%
Other
20%
Power
Generation
22%
24%
Commercial
Transport

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis.
See Supplemental Information for definitions

80% of demand for oil and natural gas driven by three sectors

- Natural gas into **power generation** and **industrial** furnaces
- Oil required as **industrial** feedstock for consumer goods
- Oil / distillate for **commercial transport**

8

ExxonMobil developing technologies to reduce emissions

Available alternatives do not fully meet needs of hard-to-decarbonize sectors, requiring innovation

Columns: IPCC 2040 DEMAND | EXXONMOBIL ACTIONS TODAY | FOCUS ON SOLUTIONS FOR TOMORROW

POWER GENERATION

Need: 24/7 on-demand electricity

IPCC 2040 DEMAND



Oil and Gas
Coal
Nuclear
Other renewables
Solar
Wind

EXXONMOBIL ACTIONS TODAY

- Providing natural gas to replace coal
- Cogeneration
- Lubricants for wind turbines

FOCUS ON SOLUTIONS FOR TOMORROW

- Fuel cells for lower-cost CCS and hydrogen

TRANSPORTATION

long-haul trucks, aviation, marine, passenger cars

Need: rapid refueling of energy-dense fuels

IPCC 2040 DEMAND



Electricity
Bio-energy
Other
Oil and Gas

EXXONMOBIL ACTIONS TODAY

- Fuels and lubricants to improve fuel efficiency
- Biofuels blending and distribution
- Lightweight plastics to improve vehicle efficiency

FOCUS ON SOLUTIONS FOR TOMORROW

- Advanced biofuels

INDUSTRIAL

steel, cement, textiles, plastics

Need: fuel for high-temperature processes

IPCC 2040 DEMAND



Electricity
Oil and Gas
Coal
Other

EXXONMOBIL ACTIONS TODAY

- New materials with lower-emission footprint
- Energy-efficient process redesign
- Carbon capture and hydrogen

FOCUS ON SOLUTIONS FOR TOMORROW

- Fuel cells for lower-cost CCS and hydrogen
- Less energy-intense manufacturing processes

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis of IPCC Fifth Assessment Report and Special Report 1.5.

9

Low Carbon Solutions leverages existing core competencies Expertise in core businesses creates competitive advantages Low Carbon Solutions Core Competencies / Competitive Advantages Focus Areas Innovation leader: Decades researching, commercializing, and scaling new Carbon Capture and lower-carbon technologies Storage Large existing asset base: Extensive facilities, transportation and pipelines to demonstrate and scale lower-carbon technologies Project development and execution: Core project management and operation of high temperature/ high pressure industrial processes Hydrogen Operational expertise: Proven ability to execute with responsible, efficient, and safe operations across products and as the global leader in carbon capture Subsurface and reservoir expertise: Key skills and competencies critical for carbon storage Biofuels Blending and distribution capabilities: Capabilities important for biofuels commercialization 10Low Carbon Solutions leverages existing core competencies Expertise in core businesses creates competitive advantages Low Carbon Solutions Core Competencies / Competitive Advantages Focus Areas Innovation leader: Decades researching, commercializing, and scaling new Carbon Capture and lower-carbon technologies Storage Large existing asset base: Extensive facilities, transportation and pipelines to demonstrate and scale lower-carbon technologies Project development and execution: Core project management and operation of high temperature/ high pressure industrial processes Hydrogen Operational expertise: Proven ability to execute with responsible, efficient, and safe operations across products and as the global leader in carbon capture Subsurface and reservoir expertise: Key skills and competencies critical for carbon storage Biofuels Blending and distribution capabilities: Capabilities important for biofuels commercialization 10

Pursuing low-carbon opportunities with large addressable markets

Leveraging core skills and existing assets to capture markets with strongest fit and high growth

Total Addressable Market: 2040[1]	
Carbon Capture and Storage	~$2T
Hydrogen	~$1T
Biofuels	~$0.4T
Oil & Natural Gas	~$6.5T
Chemicals	~$4T



2040 MARKET SIZE, GROWTH, AND FIT WITH EXXONMOBIL COMPETENCIES
Trillion USD
Size = Total Addressable Market in 2040[1]
40%
25%
10%
Projected CAGR 2020 - 2040[2]
Strongest fit with ExxonMobil's experience and core competencies
Carbon Capture
Hydrogen
Solar
Wind
Biofuels
Nuclear
Low Fit
High Fit
Oil & Gas Competitive Positioning[3]

See Supplemental Information for footnotes and definitions

11

Proven capability to advance technologies including low carbon

In the last decade: 80 research collaborations; 2,000 PhDs; >10k patents granted; 2 new venture startups

Labarge Plant 1986
World's largest carbon capture plant

Sleipner Offshore 1996
World's first offshore CCS project

Labarge Plant Expansion 2005
50% capture capacity increase

Qatar Rasgas 2005
First CCS in Middle East

Labarge Plant Expansion 2010
50% capture capacity increase

Labarge Controlled Freeze Zone™ 2012
Commercial demonstration of CO_2 removal process

Qatargas Startup 2019
Largest CCS in Middle East

Gorgon CCS 2019
First CCS in Australia

CCS Venture created

Low-emission Fuels Venture created

Commercialize ExxonMobil's extensive low-carbon technology portfolio with an initial focus on CCS
Low Carbon Solutions created

COMMERCIALIZATION

1986 — 2000 — 2010 — 2020

R&D COLLABORATIONS

Stanford Global Climate & Energy Project
Collaboration focused on identifying breakthrough low greenhouse gas emission energy technologies that could be developed and deployed on a large scale
GCEP

Algae biofuels
Joint research to develop advanced algae biofuels by understanding algae genetics, growth characteristics, and oil production
SYNTHETIC GENOMICS

CCS Process
Co-developed adsorption process by reducing energy-intensive process steps
TDA

Cellulosic biodiesel
Potential to create an integrated cellulosic biomass-to-diesel technology genomatica CLARIANT

Fuel cell CO_2 capture
Potential to capture up to 90% of emissions at lower cost from exhaust streams fuelcellenergy

Direct air CO_2 capture
Assess scalability of GT technology for CCS
Global Thermostat

U.S. DOE / National labs
Ten year agreement to advance lower-emission technologies

Strategic alliance
Leverage combined capabilities on high-impact projects to address the energy transition.
IBM

Energy Centers: Collaborations to progress breakthrough energy research

MITei	E-FFILIATES	TEXAS	Stanford Strategic Energy Alliance	SINGAPORE ENERGY CENTRE
2014	2015	2016	2017	2018

Carbon capture and storage (CCS) — Low-emissions fuels — Low carbon technologies

12

Uniquely positioned to succeed in carbon capture

Leveraging position as the global CCS leader in a ~$2 trillion addressable market by 2040

CUMULATIVE CO_2 CAPTURE VOLUME SINCE 1970[1]
Million tonnes


Remaining 44 companies
ExxonMobil ~120 MT captured
40%
Of all CO_2 captured since 1970
Company D
Company C
Company B
Company A

- Leverages history and experience at scale
  - #1 in the world for CO_2 capture; 9 Mta capacity[1]
  - #2 in the world for CO_2 pipelines[2]
  - #2 in the world for CO_2 geologic storage[3]
- Leverages core capabilities and advantages
  - Subsurface and reservoir expertise
  - Project development and execution
  - Responsible and efficient operations
- Established Low Carbon Solutions Business:
  - Develop commercial opportunities at scale
  - Advance regulatory and legal frameworks
  - Progress >20 new CCS opportunities

See Supplemental Information for footnotes and definitions

13

CCS growth driven by compelling economics and policy support

Cost already well below other existing policy-driven subsidies to reduce carbon emissions

POLICY SUPPORT IS GROWING
New policies introduced



Africa
Asia Pacific
North America
Europe
Europe
2011-2015
2016-2020

CCS COSTS FOR MITIGATING INDUSTRIAL EMISSIONS[1,2]
$/tonne CO_2 for conventional technology



450
200
100
0
IPCC Average Carbon Price (2040) for Lower 2°C Scenarios
U.S. 45Q Tax Credit (2026)
Natural gas production
Hydrogen plant
Steel / iron plant
Industrial furnace

- New policy support for CCS introduced in every region of the globe since 2015
- Policy support conducive to future offset market
  - Corporations seeking to buy offsets for hard-to-abate emissions

- IPCC Lower 2°C Scenario projects a policy cost well above the CCS cost using current technologies
- CCS costs range from $200/tonne to <$100/tonne, less than other current policies
  - California Low Carbon Fuel Credit: $218/tonne[3]
  - U.S. EV Tax Credit: $455/tonne[4]

Sources: (left) IEA Policies Database (as of Feb 24, 2021). (right) National Petroleum Council report: A Roadmap to At-Scale Deployment of Carbon Capture, Use, and Storage (2019).
See Supplemental Information for footnotes and definitions

14

Plans for Houston CCS Innovation zone

Houston ship channel is an ideal location for a large-scale CCS project

ILLUSTRATION OF HOUSTON CCS CONCEPT[1]


Manufacturing
Power Generation
Refineries and Chemical Plants
Gulf of Mexico
Depth: Thousands of feet below the sea floor
Impermeable cap rock: Seals in the CO2 safely, securely, and permanently
Underground Storage Reservoir
ExxonMobil

TARGETING

~50

largest emitting facilities

POTENTIAL TO MITIGATE

~100

million tonnes CO_2 annually

GULF COAST STORAGE POTENTIAL

~500

billion metric tons

CRITICAL ENABLERS INCLUDE

- Supportive regulatory and legal framework
- $/CO2 Adequate financial incentives
- Broad industry and government alignment
- Public support

1 – For illustrative purposes only; not drawn to scale. To learn more about this concept, see energyfactor.com/Houston-ccs-hub

15

ExxonMobil progressing research to further reduce CCS costs

Deploying technology and experience curve are key to lowering costs and developing markets



COST OF CCS
$/tonne CO2
Targeting one-third lower CCS cost by 2030
Current CCS technology
Fuel cell concept
Other R&D
Transport & storage
Objective

- >10 years of CCS-related R&D
- Fuel cell technology concept delivers step-change in cost
  - Same emissions reduction with less energy
  - Opportunity to co-produce hydrogen or power
- R&D focused on effectiveness and efficiency improvements
  - Advanced materials for improved capture and concentration
  - Design optimized for capital efficiency

Source: ExxonMobil analysis of potential cost reduction for large scale natural gas combined cycle power generation.

16

Strengths in CCS position us to succeed in hydrogen

Leveraging position as a global CCS leader in a ~$1 trillion addressable market by 2040

GLOBAL ENERGY DEMAND SUPPLIED BY HYDROGEN[1]
Quads



2020
2030
2040

~$1 trillion addressable market
~30% projected growth per year

- Hydrogen can decarbonize hard-to-abate sectors
  - Transportation (60%), power and buildings (20%), and industry (20%)[2]
- Producing >1 Mta and advancing technology to produce low-carbon hydrogen at scale
- Low-carbon hydrogen from natural gas with CCS has cost and scale advantages versus alternatives
- Developing Rotterdam hydrogen project to demonstrate fuel cell CCS technology

Source: IAMC 1.5°C Scenario Explorer and Data, ExxonMobil analysis of IPCC Lower 2°C scenarios.
See Supplemental Information for footnotes and definitions

17

Positioned to succeed in biofuels

Leveraging existing core competencies in a ~$400 billion addressable market by 2040

GLOBAL ENERGY DEMAND SUPPLIED BY BIOFUELS[1]
Quads



2020
2030
2040

~$400 billion addressable market
~8% projected growth per year

- Commercial transportation (e.g. heavy trucks, planes) needs energy-dense fuels
- ExxonMobil blends ~6 million gallons of biofuels in existing operations every day
- Progressing novel options for lower cost bioenergy
  - Advantaged production of renewable diesel from sustainable oilseeds
  - Conversion of cellulosic biomass such as agricultural wastes into biofuels
  - Catalytic upgrading of bio-derived alcohols into transportation fuels

Source: IAMC 1.5°C Scenario Explorer and Data, ExxonMobil analysis of IPCC Lower 2°C scenarios.
See Supplemental Information for footnotes and definitions

18

ExxonMobil committed to a lower-carbon future

Leveraging capabilities and expertise to reduce emissions and deliver shareholder value

INVESTING IN NEW LOW CARBON OPPORTUNITIES

Research, develop, commercialize

>$13 billion[1]

lower-emission solutions: CCS, hydrogen, biofuels, cogeneration, and efficiency

Low Carbon

Solutions

new business to advance commercial CCS opportunities and deploy technologies

Innovating CCS at Scale

100M metric tons

potential CO_2 capture in Houston ship channel by 2040, collaborating with government and others

REDUCING EMISSIONS

Support renewables in operations

#2 All-time buyer

of wind / solar power (600MW) among Oil and Gas; top 5% across all corporates[2]

Provide innovative products to help

Customers lower their emissions

including lightweight plastics and advanced lubricants to provide fuel efficiency and improve EV range

Announced reduction plans to

2025

decreasing Upstream GHG emissions by ~30%, and methane & flaring 40-50%[3]

See Supplemental Information for footnotes

19

Reducing emissions consistent with the goals of Paris ExxonMobil’s plan to 2025 consistent with 2°C pathway, while NDCs fall short 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions by signatory nations result in societal emissions that are relatively flat through 2030 0.9 (estimated 2016 Nationally Determined Contributions) 0% 0.8 0.7 ExxonMobil -25% GHG emissions: 0.6 Achieved 11% absolute GHG reduction since 0.5 Paris Agreement in 2016 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes 20Reducing emissions consistent with the goals of Paris ExxonMobil’s plan to 2025 consistent with 2°C pathway, while NDCs fall short 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions by signatory nations result in societal emissions that are relatively flat through 2030 0.9 (estimated 2016 Nationally Determined Contributions) 0% 0.8 0.7 ExxonMobil -25% GHG emissions: 0.6 Achieved 11% absolute GHG reduction since 0.5 Paris Agreement in 2016 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes 20

Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Sharp spending cuts and project delays are already constraining supply growth across the globe… In the absence of stronger policy action, global oil production would need to rise 10.2mb/d by 2026 to meet the expected rebound in demand” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL OIL SUPPLY ESTIMATES Quads Moebd 525 120 Wind Solar IEA STEPS demand Bioenergy 350 Average demand based on o Other IPCC Lower 2 C scenarios IEA SDS demand Coal New supply required Natural Oil and gas gas 175 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA Oil 2021 report ( left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 21Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Sharp spending cuts and project delays are already constraining supply growth across the globe… In the absence of stronger policy action, global oil production would need to rise 10.2mb/d by 2026 to meet the expected rebound in demand” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL OIL SUPPLY ESTIMATES Quads Moebd 525 120 Wind Solar IEA STEPS demand Bioenergy 350 Average demand based on o Other IPCC Lower 2 C scenarios IEA SDS demand Coal New supply required Natural Oil and gas gas 175 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA Oil 2021 report ( left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 21

Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Natural gas recovers quickly from a drop in demand in 2020. Demand rebounds by almost 3% in 2021, then rises to 14% above 2019 levels by 2030, with growth concentrated in Asia.” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL NATURAL GAS SUPPLY ESTIMATES Quads Billion cubic feet per day 600 525 Wind Solar IEA STEPS demand Bioenergy 400 350 Other IEA SDS demand Average demand based on Coal o New supply required IPCC Lower 2 C scenarios Natural Oil and gas gas 175 200 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA World Energy Outlook 2020 (left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 22Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Natural gas recovers quickly from a drop in demand in 2020. Demand rebounds by almost 3% in 2021, then rises to 14% above 2019 levels by 2030, with growth concentrated in Asia.” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL NATURAL GAS SUPPLY ESTIMATES Quads Billion cubic feet per day 600 525 Wind Solar IEA STEPS demand Bioenergy 400 350 Other IEA SDS demand Average demand based on Coal o New supply required IPCC Lower 2 C scenarios Natural Oil and gas gas 175 200 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA World Energy Outlook 2020 (left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 22

ExxonMobil's plan assumes an important role for EV's

However, passenger vehicles represent only a small part of oil and gas demand

2010 GLOBAL EMISSIONS BY SOURCE
49 GT/yr CO_2e


Agriculture
Forestry
Land use
Buildings
Power
generation
Industry
Commercial
Transport
Passenger Cars
Emissions

TODAY

% PASSENGER CAR OIL & GAS DEMAND


15%

% PASSENGER CAR CO_2e EMISSIONS


~5%

- Passenger vehicles currently represent **~5% of emissions** and **15% of Oil and Gas demand**
- ExxonMobil *Outlook for Energy* embeds greater electric vehicle adoption by 2040 than Engine No. 1

ExxonMobil 2040 estimate		Engine No.1 2040 estimate
48M	>	42M

- Lower-carbon strategy **focused on hard-to-decarbonize sectors representing ~80% of total demand**

Source: IPCC Fifth Assessment Report Climate Change 2014: Mitigation of Climate Change, page 9; ExxonMobil *Outlook for Energy 2019*

23

Upstream strategy: highgrading and optimizing the portfolio

Lowering the breakeven cost-of-supply and maintaining short cycle optionality

Strengthening portfolio competitiveness	• ~90% of 2021-25 Upstream resource investment with cost-of-supply ≤$35/bbl[1] • Finalizing >$1 billion North Sea divestment;[2] 10 assets in market • Reduced 2020 cash Opex by 18% versus 2019 • Driving continued efficiency improvement with investments in technology
Robust pipeline of future developments	• Focusing exploration on industry-leading basins in Guyana-Suriname and Brazil – Three new Guyana discoveries; total resource ~9 Boeb • World-class Permian resource base with ability to leverage short-cycle flexibility • Deferred 2020-25 investments of ~$50 billion while preserving value

Reducing emissions consistent with goals of the Paris Agreement	• Met 15% methane and 25% flare reduction 2020 goals
	• Announced plans to:
	  – Reduce methane intensity by 40-50% and flaring intensity by 35-45% by 2025[3]
	  – Eliminate flaring in Upstream operations by 2030 per World Bank definition

See Supplemental Information for footnotes and definitions

24

Industry-leading Upstream resource investment portfolio 1 Capital program prioritizes low cost-of-supply opportunities that generate >10% returns at ≤$35/bbl 1 UPSTREAM RESOURCE INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return $45 Developing projects at less than $40/bbl Brent cost-of-supply $30 $15 ~90% of Upstream resource investments generate >10% returns at ≤$35/bbl $0 2021–2025 Cumulative Capex See Supplemental Information for footnotes and definitions 25Industry-leading Upstream resource investment portfolio 1 Capital program prioritizes low cost-of-supply opportunities that generate >10% returns at ≤$35/bbl 1 UPSTREAM RESOURCE INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return $45 Developing projects at less than $40/bbl Brent cost-of-supply $30 $15 ~90% of Upstream resource investments generate >10% returns at ≤$35/bbl $0 2021–2025 Cumulative Capex See Supplemental Information for footnotes and definitions 25

Developing the world’s most attractive upstream portfolio Projects deliver industry-leading returns and outsized value according to Wood Mackenzie WOOD MACKENZIE UPSTREAM PORTFOLIO COST-OF-SUPPLY AND RETURNS 1 Size = NPV10 Projects in ExxonMobil’s Current Portfolio MOST ATTRACTIVE 60% ExxonMobil’s near-term upstream capital 2 projects generate industry-leading returns ExxonMobil’s assets generate − Top quartile of expected IRRs high returns with low breakeven oil prices − Top third of breakevens 30% LEAST ATTRACTIVE 0% $55 $50 $45 $40 $35 $30 $25 $20 $15 Brent breakeven oil price to generate a 10% return Source: Wood Mackenzie Q4 2020 FID Tracker See Supplemental Information for footnotes and definitions 26 Project IRR’s at Wood Mackenzie independent pricingDeveloping the world’s most attractive upstream portfolio Projects deliver industry-leading returns and outsized value according to Wood Mackenzie WOOD MACKENZIE UPSTREAM PORTFOLIO COST-OF-SUPPLY AND RETURNS 1 Size = NPV10 Projects in ExxonMobil’s Current Portfolio MOST ATTRACTIVE 60% ExxonMobil’s near-term upstream capital 2 projects generate industry-leading returns ExxonMobil’s assets generate − Top quartile of expected IRRs high returns with low breakeven oil prices − Top third of breakevens 30% LEAST ATTRACTIVE 0% $55 $50 $45 $40 $35 $30 $25 $20 $15 Brent breakeven oil price to generate a 10% return Source: Wood Mackenzie Q4 2020 FID Tracker See Supplemental Information for footnotes and definitions 26 Project IRR’s at Wood Mackenzie independent pricing

Upstream portfolio highgrading increases cash flow

Focused on increasing value with the flexibility to adjust capex to market conditions

PRODUCTION AND OPERATING CASH FLOW
Indexed to 2021, %


FLAT VOLUMES
20% MORE CASH FLOW
100
50
0
2021
2025
2021
2025
Production
Operating cash flow

- Strategy driven by improving portfolio competitiveness
- 2025 production outlook flat versus 2021 (~3.7 Moebd)
- 2021-2025 project start-ups drive:
  - ~40% of 2025 volumes
  - 20% increase in 2025 operating cash flow versus 2021

Money forward basis. Potential assuming $50/bbl Brent price adjusted for inflation from 2021
See Supplemental Information for definitions

27

Downstream strategy: upgrade product mix to improve margins

#1 in synthetic lubricants and basestocks; industry-leading integration[1]

DOWNSTREAM AND CHEMICAL PRODUCT MIX UPGRADE PLANS[2]
2027 volume change, indexed to 2017



-50%
0%
50%
Chemical
Refining
Feedstock $/bbl
Performance products commodity ++
Commodity +$70/bbl
Lubricants +$45/bbl
Diesel / Jet +$14/bbl
Gasoline +$9/bbl
Fuel oil -$11/bbl
Product spreads versus average refining feedstock cost $/bbl³

- Grow earnings from highly profitable Lubricants
- Improve Fuels competitiveness and resiliency
  - Deliver industry-leading manufacturing costs
  - Shift yield to more distillates, lubricants, and chemicals
- Structural efficiencies of ~$1.5 billion by year-end 2023

See Supplemental Information for footnotes and definitions

28

Chemical strategy: grow sustainable high-value products Meet increasing global demand for high-value products through advantaged investments 1 PERFORMANCE PRODUCTS DELIVERED GROWTH AT >4x GDP Indexed to 2010, % • Grow environmentally sustainable, high-value 350 ExxonMobil performance products to meet increasing demand performance products • Capacity additions through advantaged projects leveraging technology, integration, and scale Industry commodity chemicals• Structural efficiencies supporting $1 billion cost reduction by year-end 2021 Global GDP 50 2010 2015 2020 2025 See Supplemental Information for footnotes and definitions 29Chemical strategy: grow sustainable high-value products Meet increasing global demand for high-value products through advantaged investments 1 PERFORMANCE PRODUCTS DELIVERED GROWTH AT >4x GDP Indexed to 2010, % • Grow environmentally sustainable, high-value 350 ExxonMobil performance products to meet increasing demand performance products • Capacity additions through advantaged projects leveraging technology, integration, and scale Industry commodity chemicals• Structural efficiencies supporting $1 billion cost reduction by year-end 2021 Global GDP 50 2010 2015 2020 2025 See Supplemental Information for footnotes and definitions 29

Delivering products the world needs

Leading chemical business with a diversified and resilient portfolio

#1 or #2 market position[1] in >80% of chemical product portfolio

Polyethylene
Performance market position: **#1**
Total market position: **#1**

Propylene-based plastomer
Market position: **#1**

Synthetics
Market position: **#1**

Aromatics
Market position: **#2**

Fluids / plasticizer
Market position: **#1**

Adhesions
Market position: **#1**

TPV and butyl rubber
Market position: **#1**



Recyclable stand-up pouches



Shrink wrap, cling film

Large molded parts Automotive / Appliance



Personal care, medical gowns and masks





Tapes, packaging, diapers



Engine oils, EV fluids, greases

Polyester clothing, bottles



Wind turbine lubricants



See Supplemental Information for footnotes

30

Improving Chemical sustainability

Developing technology to help address plastic waste and improve the efficient use of resources

ISCC — International Sustainability & Carbon Certification

Received ISCC+ certification for circular polymers resulting from advanced recycling operations



Performance Polymers[1]
Developing products that help protect food, improve recyclability, and lower lifecycle GHG impacts vs. alternatives

ALLIANCE TO END PLASTIC WASTE

Founding member. Alliance focused on developing safe, scalable, and economically viable solutions to help end plastic waste in the environment



Raw materials
Manufacturing
Plastic
Converters
Brands
Consumers
Waste
Waste-to-energy
Landfill
Litter
Conventional recycling
Vistamaxx™
Enables increased use of recycled material in end-use products
Transforming difficult-to-recycle waste into products
Advanced recycling

PLASTIC ENERGY

Collaborating with Plastic Energy in France to turn post-consumer plastic waste into high-value certified circular polymers

Baytown integrated site trial
Completed initial phase of a plant trial to test proprietary advanced recycling process for producing certified circular polymers cyclyx

Formed joint venture with Agilyx to aggregate and pre-process plastic waste to enable increased recycling

See Supplemental Information for footnotes and definitions

31

Innovative products provide customer benefits

High-value products provide customer choices for lower emissions or improved efficiencies

HIGH-VALUE PRODUCTS MEET EVOLVING CUSTOMER NEEDS
Representative examples

PRODUCT / SECTOR	POTENTIAL BENEFITS[1]
Plastic packaging	54% lower lifecycle GHG emissions impact versus alternatives
Flexible film applications	Exceed™ XP enables up to 30% down gauging versus conventional plastics
Advanced recycling of plastic waste	To produce certified circular polymers with equivalent performance of virgin plastics
Polypropylene automotive application	Fuel efficiency improves 6-8% for a 10% reduction in vehicle weight
Synergy Diesel Efficient™	Improves average fuel economy by 2% versus diesel fuel without detergent additive[2]
Synthetic motor oil	Can improve fuel economy up to 2% versus conventional mineral engine oils
Wind turbine gear oil	Mobil SHC™ Gear 320 WT oil offers long oil drain interval with 10-year warranty

[2]Synergy Diesel Efficient™ assumes a 250 gallon tank and an average of 7 miles per gallon.
See Supplemental Information for footnotes

32

Downstream and Chemicals investments grow value

World-class integrated businesses with leading market positions[1,2]

EARNINGS FROM FUTURE MAJOR GROWTH PROJECTS DELIVER >$2 BILLION AT 10-YEAR LOW MARGINS[3]
Billion USD



$5.0
$2.5
$0.0
>$2 Billion
>$4 Billion
10-year low margins
10-year average margins

- Downstream focused on improving earnings from converting low value products to lubricants and diesel
  - Fuels portfolio net cash margin improves by 30%[4] mainly driven by advantaged products
  - Key growth markets contribute >$500M annual earnings potential by 2025
- Chemical investments deliver strong earnings from high-value products
  - Performance products growth of 5% in 2020
  - Major projects to deliver 60% growth in performance products by 2027[5]

$2.5 billion

combined Downstream and Chemical structural efficiencies by year-end 2023

See Supplemental Information for footnotes and definitions

33

Delivered ~$3 billion of structural cost reductions in 2020

Value chain restructuring enabled accelerated efficiency capture; additional $3 billion by 2023

ORGANIZATIONAL RESTRUCTURING DRIVING EFFICIENCIES

Organizational restructuring – end to end oversight for each business unit, efficiencies and consolidation of like for like activities

Capture benefits from organizational restructuring

2017	2018	2019	2019	2020 – 2023
Finalized plan to align around value chains	*Downstream reorganization complete*	*Creation of global projects organization*	*Upstream reorganization complete*	*Structural efficiencies including workforce reductions, anticipate further upside from synergies and scale*

DELIVERED STRUCTURAL REDUCTIONS OF ~$3 BILLION IN 2020 WHILE TARGETING ADDITIONAL $3 BILLION BY 2023

CASH OPEX EXCLUDING ENERGY AND PRODUCTION TAXES

Billion USD



44
3
39
3+
38
2019
Structural
Market / activity
2020
Structural
Market / activity
2023

See Supplemental Information for definitions

34

Disciplined capital allocation to deliver on long-term priorities

Enables portfolio high-grading, investment in lower-carbon future, reliable dividend, strong balance sheet

CUMULATIVE ESTIMATED SOURCES AND USES OF CASH (2021-2025)[1,2,3]
Billion USD



Real Brent price
$55/bbl
$50/bbl
Excess cash for debt reduction and increased distributions
200
100
0
Available cash from operations
Dividend
Capex
Excess available cash

Sustain & grow the dividend	Invest in lower-carbon future	High-grade our production profile	Strengthen our balance sheet

- Flexible investment strategy prioritizes highest-return opportunities
  - ~90% of cumulative 2021-2025 Upstream resource investments have cost-of-supply less than $35/bbl Brent[4]
  - Downstream and Chemicals investments projected to deliver 30% return on capital[5]
- Flexibility to adjust capital spending in response to market conditions while preserving value
  - $16-$19 billion spend in 2021
  - $20-$25 billion/year through 2025
- Plan to invest $3 billion on lower emission energy solutions through 2025
- Available cash from operations covers dividend and capital program while generating excess available cash at $50/bbl

See Supplemental Information for footnotes and definitions

35

Investments drive cash flow generation through the cycle

High-return investments more than offset divestments and base decline

ESTIMATED AVAILABLE CASH FROM OPERATIONS[1,2]
Billion USD



40
30
20
10
0
Base
$50/bbl real Brent
and 10yr low
Downstream and
Chemical margins
Return to 10yr avg.
Downstream and
Chemical margins
Cash flow from start-
ups 2021–2025
Base
$50/bbl real Brent
and 10yr low
Downstream and
Chemical margins
2021
2025

- Cash flow growth driven by investment program and reduced cash operating expenses
- 2021—2025 project start-ups drive ~40% of 2025 cash flow

Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions

36

Investments drive strong earnings growth

Cost reductions and advantaged investments enhance earnings power across a range of prices / margins


EARNINGS GROWTH[1,2]
Billion USD
20
10
0
$50/bbl real Brent and 10yr low Downstream/ Chemical margins
Uplift to 10yr avg. Downstream and Chemical margins
Structural cash Opex reductions
Portfolio improvements
$55/bbl real Brent and 10yr high Downstream and Chemical margins
2021
2025

- Delivering structural cash Opex reductions across the corporation
- Investing in high-quality Upstream portfolio to improve profitability and offset decline
- High-grading Downstream product yields with strategic investments
- Growing high-value Chemical performance products through advantaged projects

Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions

37

Flexible plan drives shareholder value creation in existing assets

Advantaged assets and industry-leading investment portfolio delivers earnings and cash flow growth

Upstream

~90%

of 2021-2025 investments have cost-of-supply ≤$35/bbl[1]

Downstream

30%

improvement in net cash margin driven primarily by conversion projects at advantaged sites[2]

Chemical

60%

growth in high-value performance products by 2027 from major projects[3]

Cash Opex

$6 billion

in structural efficiencies by year-end 2023 versus 2019

Capital flexibility

~$35/bbl

to maintain dividend at 10-year average downstream and chemical margins in 2025[4,5]

Growing earnings

~2x

by 2025 from structural cash opex reductions and portfolio improvements[6]

See Supplemental Information for footnotes and definitions

38

2 RIGHT STRATEGY TO GROW VALUE Strong performance: IN A LOWER CARBON FUTURE resulting from capital investments, corporate values and competitive strengths • Management and the Board made tough decisions to improve ExxonMobil’s portfolio starting in 2017 with counter-cyclical investments; long-cycle actions driving performance and TSR today • TSR outperforms peer average over six-month, one-year, two-year, and three-year periods, with +52% TSR over the past year • Outperformance vs. peer average on long-term ROCE and dividend growth • Resilient 2020 performance – best-ever workforce safety and reliability, reduced cash opex by 15% and capex by 30% See Supplemental Information for definitions 392 RIGHT STRATEGY TO GROW VALUE Strong performance: IN A LOWER CARBON FUTURE resulting from capital investments, corporate values and competitive strengths • Management and the Board made tough decisions to improve ExxonMobil’s portfolio starting in 2017 with counter-cyclical investments; long-cycle actions driving performance and TSR today • TSR outperforms peer average over six-month, one-year, two-year, and three-year periods, with +52% TSR over the past year • Outperformance vs. peer average on long-term ROCE and dividend growth • Resilient 2020 performance – best-ever workforce safety and reliability, reduced cash opex by 15% and capex by 30% See Supplemental Information for definitions 39

Strong performance is driving attractive shareholder returns ExxonMobil’s long-cycle strategies actioned from 2017 onwards are driving TSR today TOTAL SHAREHOLDER RETURN (THROUGH 4/15/21) 6 MONTH 1 YEAR 2 YEAR 3 YEAR 72% 52% 47% 22% (13%) (16%) (20%) (23%) ExxonMobil Peer Average ExxonMobil Peer Average ExxonMobil Peer Average ExxonMobil Peer Average See Supplemental Information for definitions 40Strong performance is driving attractive shareholder returns ExxonMobil’s long-cycle strategies actioned from 2017 onwards are driving TSR today TOTAL SHAREHOLDER RETURN (THROUGH 4/15/21) 6 MONTH 1 YEAR 2 YEAR 3 YEAR 72% 52% 47% 22% (13%) (16%) (20%) (23%) ExxonMobil Peer Average ExxonMobil Peer Average ExxonMobil Peer Average ExxonMobil Peer Average See Supplemental Information for definitions 40

More recent TSR periods reflect new strategies actioned in 2017 Longer cycle strategies take time to be reflected in portfolio and results Since 2017, ExxonMobil has… Only evaluating 10-year and 5-year TSR obscures oil supply transition and ExxonMobil’s response to it • Refreshed the Board with 6 new independent Directors • Prior to U.S. shale – supply short, higher prices • Updated strategy to address changing market conditions • Post U.S. shale – supply long, lower oil prices, ExxonMobil reinvestment to rebuild portfolio begins in 2017 • Rebuilt the portfolio, investing counter-cyclically to progress opportunities at lowest cost to deliver long term BRENT CRUDE value 2020 $/bbl Supply long driven 120 by U.S. shale • Implemented a plan to deliver cash flow to maintain the dividend and fund the energy transition • Invested in high-growth markets that will have durable returns • Successfully managed through COVID-19 COVID 30 2005 2010 2015 2020 Chart Source: S&P Global Platts See Supplemental Information for definitions 41More recent TSR periods reflect new strategies actioned in 2017 Longer cycle strategies take time to be reflected in portfolio and results Since 2017, ExxonMobil has… Only evaluating 10-year and 5-year TSR obscures oil supply transition and ExxonMobil’s response to it • Refreshed the Board with 6 new independent Directors • Prior to U.S. shale – supply short, higher prices • Updated strategy to address changing market conditions • Post U.S. shale – supply long, lower oil prices, ExxonMobil reinvestment to rebuild portfolio begins in 2017 • Rebuilt the portfolio, investing counter-cyclically to progress opportunities at lowest cost to deliver long term BRENT CRUDE value 2020 $/bbl Supply long driven 120 by U.S. shale • Implemented a plan to deliver cash flow to maintain the dividend and fund the energy transition • Invested in high-growth markets that will have durable returns • Successfully managed through COVID-19 COVID 30 2005 2010 2015 2020 Chart Source: S&P Global Platts See Supplemental Information for definitions 41

Fundamental portfolio repositioning starting to reflect in TSR

10-year TSR reflects a different market; 5-year TSR reflects period of significant investment to rebuild portfolio

TOTAL SHAREHOLDER RETURN (10 YEARS AS OF 4/15/21)



2011-2016:
Industry benefits from high and stable oil prices
• ExxonMobil performance in line or ahead of proxy peers while delivering strongest cash flow in the industry
• Portfolio geared towards high oil price environment
2016-2018: ExxonMobil invests aggressively in lower cost-of-supply opportunities and reorganizes businesses to focus on value
• Oil prices under pressure, creating challenges in ExxonMobil near-term margins
• ExxonMobil TSR underperforms
2018-2020: Portfolio redevelopment underway; counter-cyclical investment strategy
• Portfolio actions underway but long-cycle investments not yet flowing in results
• ExxonMobil **TSR gap narrows**
2020+: Portfolio redevelopment underway
• **Strong execution through pandemic**
• Portfolio is one of industry's **lowest cost of supply at $35/bbl**
• **ExxonMobil TSR outperforms peer averages**
— Apr'11 to Apr'16—
ExxonMobil: +16%
Peer Avg: +14%
— Apr'16 to Apr'18—
ExxonMobil: -1%
Peer Avg: +43%
— Apr'18 to Apr'20—
ExxonMobil: -43%
Peer Avg: -31%
— Apr'20 to Apr'21—
ExxonMobil: +52%
Peer Avg: +22%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
ExxonMobil
Proxy Industry Peer Average

Note: Year labels correspond to April of each year.
See Supplemental Information for definitions

42

ExxonMobil's recent outperformance not driven by Engine No. 1

Reflects continued implementation of ExxonMobil's strategy and plans that began in 2017


TOTAL SHAREHOLDER RETURN (FROM 6 MONTHS AGO)
Indexed to 100
Mar. 3, 2021:
XOM Investor Day
1-day reaction: +4%
ExxonMobil outperformance vs. peer average:
6 month: +25%
Oct 30: +27%
Nov 30: +35%
Mar. 1, 2021:
Announcement of M. Angelakis and J. Ubben appointment
Feb. 2, 2021:
Release of 4Q20 earnings and further detail on Company plans; announcement of Wan Zul appointment
Nov. 30, 2020:
Announcement of plan to prioritize capital investments on highest-value assets
1-day reaction: +1%
+72%
+61%
+47%
Oct. 30, 2020:
Q3 2020 earnings presentation
Mar. 15, 2020:
Engine No. 1 delivers Definitive Proxy
Jan. 27, 2021:
Engine No. 1 nominations
1-day reaction: (-1%)
Dec. 7, 2020:
Engine No. 1 goes public with campaign
1-day reaction: (-2%)
ExxonMobil
Brent
Peer Avg
Key Events
10/15/20
11/15/20
12/15/20
1/15/21
2/15/21
3/15/21
4/15/21
Analyst Upgrades
Goldman Sachs
Wells Fargo
Morgan Stanley
JP Morgan
Barclays
Exane BNP Paribas
Jefferies

Source: Compilation of FactSet and Company releases; Note: Proxy peers are Chevron (NYSE: CVX), Royal Dutch Shell (LON: RDSA), Total (EPA: FP), BP (LON: RDSA)
See Supplemental Information for definitions

43

The market supports ExxonMobil's strategy

Equity analysts support for strategy and business plans is broad and compelling

LOWER CARBON FUTURE

"On the energy transition, XOM continues to take a measured approach, leaning into its technology advantages rather than pursuing wind or solar, which we agree with."

Scotiabank, 3/24/21

"With a series of recent disclosures on efforts to mitigate emissions such as methane and carbon capture we believe that along with greater confidence in its dividend, XOM could help lead a more balanced ESG debate...We disagree with any call on XOM to move away from its core competencies."

Bank of America, 3/1/21

CAPITAL FLEXIBILITY

"XOM confirmed its recent strategic shift towards a model of capital discipline...Together with an increased emphasis on emissions and the energy transition... we view the strategic shift as encouraging and some of the recent share performance as well deserved."

Simmons Energy, 3/4/21

"Looking ahead, we believe a synchronized recovery in earnings and improved capital discipline could drive the 2021+ breakeven back to the low-$50s/bbl Brent..."

JP Morgan, 3/31/21

DIVIDEND STRENGTH

"The bottom line is XOM is past the worst: in our view the dividend issue of 2020 has been addressed – with XOM emerging from the worst downturn in a generation as the only major with growth capacity intact."

Bank of America, 2/2/21

"With a more constructive commodity price outlook, lower capital spending, and additional cash operating cost savings, the dividend is covered in 2021 and averages 100% over the next 5-years on our estimates."

Morgan Stanley, 3/4/21

"Putting it all together, these strategic updates, coupled with rebounding industry margins (with further upside), support further re-rating in shares. We remain Overweight." - Morgan Stanley, 3/4/21

Source: Analysts reports

44

Strong performance through business cycles

Competitively positioned portfolio has generated leading returns

TOTAL RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)
5-year average 2015-2020, percent



4.5%
3.9%
3.5%
Peer average: 2.8%
2.4%
0.7%
Peer 1
ExxonMobil
Peer 2
Peer 3
Peer 4

- ROCE is the best measure of capital productivity given capital-intensive, long-term nature of our industry
- Counter-cyclical investment strategy reduces development cost and maximizes returns
- ***ExxonMobil outperforms 5-year peer average ROCE by +110bps***

Source: Based on company filings and EM analysis of publicly available information
See Supplemental Information for definitions

45

Strong performance through business cycles

Competitively positioned portfolio has generated leading returns

TOTAL RETURN ON AVERAGE CAPITAL EMPLOYED (ROCE)[1]
2016-2020, percent


3.9%
1.5%
9.0%
4.5%
9.2%
8.0%
6.5%
4.8%
Note: ex. accounting treatment, EM 2020 ROCE was (0.4%)
(9.3%)
(5.0%)
2016
2017
2018
2019
2020
ExxonMobil
Peer Average

- ExxonMobil's ROCE beat peer average in ***4 of the past 5 years***
- ROCE in 2020 negatively impacted by unprecedented market conditions in the industry
- In addition, ExxonMobil's 2020 ROCE more negatively impacted by accounting treatment resulting from revised development plans

Source: Based on company filings and EM analysis of publicly available information
See Supplemental Information for footnotes and definitions

46

Strong performance through business cycles

Competitively positioned portfolio has generated cash and dividends to shareholders

% CHANGE IN DIVIDENDS PER SHARE[1]
From 2015 through 2020



26%
21%
8%
(48%)
(65%)
ExxonMobil
Peer 1
Peer 2
Peer 3
Peer 4

- ExxonMobil has ***consistently grown the dividend for over 70 years***
  - 48% shares outstanding held by 2.7 million individual retail shareholders[2]
  - Institutional yield funds represent ~30% of active investors and ~10% of index fund holdings
- Despite challenging market environment, ***maintained dividend at 4Q19 levels through 2020***

Source: Based on company filings/publicly available information.
See Supplemental Information for footnotes

47

Delivered in 2020, in challenging and unprecedented conditions

Organizational restructuring and portfolio improvements enabled rapid response

Operational Excellence

<0.02 LTIR[1]

Best-ever workforce safety and reliability performance

Capex flexibility

>30% decrease

Deferral costs offset by savings to preserve long-term value

Met emissions targets for 2020

25% decrease

In flaring and 15% reduction in methane emissions[3]

Cash operating expense savings[2]

>15% reduction

Or $8 billion; of which $3 billion is structural improvements

Preserved dividend

$15 billion

Paid to ~2.8 million shareholders in 2020

CO_2 captured

~120M tonnes

#1 in CCS for over 30 years; equivalent to >25M cars[4]

See Supplemental Information for footnotes and definitions

48

Industry leading long term safety and operations performance

Safety is a leading indicator of business performance and underscores safety as a core value

> ExxonMobil's approach to running our business: safety, operational integrity, and risk management is a culture, not a priority… The culture of safety starts with leadership. Leadership drives behavior and behavior establishes culture.

LOST-TIME INJURIES AND ILLNESSES RATE:
incidents per 200,000 work hours



0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
2011
12
13
14
15
16
17
18
19
2020
U.S. Petroleum Industry Benchmark
ExxonMobil Workforce

- 2020 best-ever personnel safety, process safety and reliability performance
- Consistent and disciplined focus on driving improvements

ExxonMobil workforce refers to employees and contractors. Best-ever refers to data since the ExxonMobil merger Industry data: workforce safety data from participating API companies, 2020 industry data not available at time of publication.

49

2020 emissions reductions met 2016 objectives Absolute emissions have declined since start of the Paris Agreement 1 EXXONMOBIL AND SOCIETY’S EMISSIONS Indexed to 2016; % • Achieved 11% absolute GHG reduction since Paris 2 105 Agreement in 2016 Non-OECD, +4% Global, +2% • Robust processes for continuing efficiency 100 improvements and lower emissions OECD, -1% • Accretive investments deliver additional emission 95 reductions 90 ExxonMobil, -11% 85 2016 2017 2018 2019 2020 See Supplemental Information for footnotes 502020 emissions reductions met 2016 objectives Absolute emissions have declined since start of the Paris Agreement 1 EXXONMOBIL AND SOCIETY’S EMISSIONS Indexed to 2016; % • Achieved 11% absolute GHG reduction since Paris 2 105 Agreement in 2016 Non-OECD, +4% Global, +2% • Robust processes for continuing efficiency 100 improvements and lower emissions OECD, -1% • Accretive investments deliver additional emission 95 reductions 90 ExxonMobil, -11% 85 2016 2017 2018 2019 2020 See Supplemental Information for footnotes 50

Delivered more cash operating cost reductions vs. peer group Value chain restructuring completed in 2019 enabled rapid response 1 CASH OPERATING COST REDUCTION FROM 2019 TO 2020 Billion USD XOM Peer 1 Peer 2 Peer 3 Peer 4 • Comprehensive cost benchmarking driving 0.0 improvement across all businesses (1.0) (1.8) (2.5) • Structural operating cost reductions will result in (5.0) (5.1) efficiencies that will convert temporary savings to permanent reduction (8.1) (10.0) 1 CASH OPERATING COST % REDUCTION FROM 2019 TO 2020 XOM Peer 1 Peer 2 Peer 3 Peer 4 0% (4%) (7%) (7%) (10%) (13%) (16%) (20%) Source: Based on company filings and EM analysis of publicly available information 51 See Supplemental Information footnotes for definitionsDelivered more cash operating cost reductions vs. peer group Value chain restructuring completed in 2019 enabled rapid response 1 CASH OPERATING COST REDUCTION FROM 2019 TO 2020 Billion USD XOM Peer 1 Peer 2 Peer 3 Peer 4 • Comprehensive cost benchmarking driving 0.0 improvement across all businesses (1.0) (1.8) (2.5) • Structural operating cost reductions will result in (5.0) (5.1) efficiencies that will convert temporary savings to permanent reduction (8.1) (10.0) 1 CASH OPERATING COST % REDUCTION FROM 2019 TO 2020 XOM Peer 1 Peer 2 Peer 3 Peer 4 0% (4%) (7%) (7%) (10%) (13%) (16%) (20%) Source: Based on company filings and EM analysis of publicly available information 51 See Supplemental Information footnotes for definitions

3 RIGHT STRATEGY TO GROW VALUE Led by strong, independent Board with relevant IN A LOWER CARBON FUTURE experience • Our Board has played an important role in overseeing our strategy and has continually refreshed itself with relevant expertise to support the pursuit of our core priorities • New Director additions enhance Board expertise in energy, capital allocation, investor perspective, and transition 523 RIGHT STRATEGY TO GROW VALUE Led by strong, independent Board with relevant IN A LOWER CARBON FUTURE experience • Our Board has played an important role in overseeing our strategy and has continually refreshed itself with relevant expertise to support the pursuit of our core priorities • New Director additions enhance Board expertise in energy, capital allocation, investor perspective, and transition 52

Board driving strategic change in transitioning market

Consistently refreshed to have the skillsets needed to guide the business through challenging cycles

Focus Areas	Board Oversight (2017 – 2018 – 2019 – 2020 – 2021)	
Corporate Strategy & Capital Allocation	Annual Strategy Review Annual Energy Outlook Annual Corporate plan and budget approval Reorganizations **Engaged outside experts to assess capital allocation** Updated leadership framework / culture	*Flexible investment strategy has led to industry leading, low cost asset portfolio*
Climate & Energy Transition	Annual climate and technology strategy reviews Energy and Carbon Summary (ECS) **Engaged outside experts on climate change** 2018 Emission Reduction Plans 2025 Emission Reduction Plans CCS Venture Low Carbon Solutions	*Focused on growing shareholder value in a lower-carbon future and improved disclosure*
Risk Management	Annual Corp. Plan / Quarterly Performance Review Review of Dividend / Capital Allocation Updated investment framework Updated Risk Framework Rapid COVID Response (*Capital& Cost Reduction + Financing*)	*Substantive improvements in core processes since 2017*
Board Expertise and Executive Oversight	Annual Review of CEO Objectives Tied To Compensation Jay Hooley *(Investor perspective)* Susan Avery *(Climate Expertise)* Steve Kandarian *(Risk Mgmt)* Three New Directors *(energy, ESG, transition)*	*Continued refreshment has resulted in balanced, diverse Board with relevant skills*

53

Shareholder engagement informs board actions

Have continued to adopt best practices in ESG, responding to shareholder input

Shareholder Feedback	Actions Taken	Results
Increase Transparency and Alignment on Environment and Climate Change	• Since 2016 we have published an Energy and Carbon Summary and enhanced it every year • Environmental performance integrated in executive compensation program for many years, enhanced transparency in disclosure since 2018 • 2020 commitment to disclose Scope 3 emissions	• Increases transparency on climate initiatives and alignment with Paris Agreement goals • Aligns executive interests with those of shareholders over the long term • Progress on climate-related strategic initiatives clearly described in proxy
Ensure Appropriate Board Composition	• Appointed 6 new independent directors since 2017 across range of critical expertise areas • Prioritized board diversity	• Brings fresh perspectives and key skillsets which ensure robust discussion and effective decision making • 25% gender diversity, 25% racial/ethnic diversity, 42% overall board diversity
Enhance Mechanisms of Board Accountability	• Amended bylaws to provide for majority vote for uncontested director elections • Amended bylaws to provide for proxy access and provide for special meeting rights at 15% of shares outstanding • Strengthened the role of lead independent director	• Facilitates and optimizes shareholder participation in governance consistent with best practices which enhances board accountability to shareholders

54

Board oversight on swift actions to address COVID-19 impacts

Restructuring and portfolio improvements begun in 2017 enabled rapid response



BRENT CRUDE SPOT PRICE
$/bbl
80
40
0
Crude spot prices dropped ~75% from January to May 2020
Hit 18 year low at <$20 per barrel
04/21
04/19
10/19
04/20
10/20

Chart Source: S&P Global Platts

Select Board topics in 2020:

- April 3 – comprehensive market and operations update and discussion of operating expense and capital expenditure reductions; increase to financing authority
- April 29– revised market update and impact of pandemic on the Company; update on cash position
- May – detailed business update, including review of results to date and cash position during the pandemic
- July – review of progress through 2020, energy outlook, and preliminary approval of 2021 to 2025 budget cycle objectives and short- and long-term market assumptions; external speakers on capital allocation perspectives
- October – initial financial and operating plans for 2021 to 2025; review of long-term capital allocation priorities
- November – approved financial and operating plan and budget for 2021

55

ExxonMobil's world-class, diverse, independent board

Unmatched expertise will continue to guide successful transition to lower-carbon future



Michael J. Angelakis
- Led strategic planning, capital allocation and corporate development at Comcast with long-standing reputation for judgment and discipline
- Oversaw Comcast's successful transition into a media & entertainment powerhouse with acquisition of NBCUniversal



Angela F. Braly
- Led WellPoint through a transformative period following the passage of the Affordable Care Act
- Negotiation, execution and successful integration of Amerigroup acquisition



Kenneth C. Frazier
- Leadership and strategic allocation of capital across diverse drug development pipeline as part of Merck's ongoing portfolio refreshment
- Proven judgment and execution through complex situations including settlement of Vioxx litigation



Steven A. Kandarian
- Led MetLife through strategic transformation, becoming a simpler company with less market sensitivity and higher, sustainable free cash flow
- Expertise in risk management and financial markets, as demonstrated in portfolio management responsibilities at Metlife



Samuel J. Palmisano
- Navigated IBM's business transformation with focus on financial discipline and returns; generated $135 billion of shareholder value during last 5 years of tenure
- Expertise in information technology and systems, cybersecurity risk management, and global business



Darren W. Woods
- Positioning ExxonMobil to meet society's energy needs while transitioning to a lower-carbon future
- Maximizing shareholder value while demonstrating adaptability and flexibility, including during unprecedented 2020 market environment



Susan K. Avery
- Led scientific institutions, including Woods Hole Oceanographic Institution, to expand on application of data analysis toward societal issues, including climate change
- Atmospheric physicist with expertise in climate variability, instruments & technology and scientific literacy in public policy



Ursula M. Burns
- Leveraged core competencies to successfully transition Xerox into a technology-enabled business services company
- Implemented leaner operating models, simplification of corporate structures and increased focus on emerging markets during tenure at VEON



Joseph L. Hooley
- Led State Street through passive investing and technology revolution, overseeing $900 billion asset expansion during his tenure
- Deep experience in shareholder and company engagement and governance



Douglas R. Oberhelman
- Led Caterpillar through global market downturn, achieving market share gains every year in a depressed environment. Experience in capital intensive, cyclical business similar to O&G.
- World-class operator driving the highest product quality levels in Caterpillar's history and a dramatic improvement in employee safety



Jeffrey W. Ubben
- Impact investor who has explicitly acknowledged that success requires both environmental / social objectives but also a clear focus on shareholder value
- Substantial time served on public company boards with capital allocation, cost streamlining and business transition expertise



Wan Zulkiflee
- Successfully managed Petronas through market downturn and achieved key portfolio optimization and operational objectives. Petronas is a fully integrated energy company with business model similar to ExxonMobil
- Positioned Petronas to navigate the energy transition towards a lower-carbon future

See Supplemental Information for definitions

56

Recent additions deepen board expertise and perspective

Additional experience in energy, capital allocation, investor perspective, climate and transition



Wan Zulkiflee

Appointed Jan 2021
Former President & CEO, Petronas (2015–2020)

Industry Expertise	CEO / Field Prominence	Climate / Transition

- Successfully managed through market downturn and ***achieved key portfolio optimization and operational objectives, growing EBITDA +28%*** from 2015 to 2019
- ***Improved return on capital employed*** (ROCE) by 360bps to 8.7%
- Enhanced Petronas' environmental commitments and leveraged capabilities across the value chain to add renewable energy to the integrated portfolio, ***positioning the Company to navigate the energy transition towards a lower carbon future***
- ***Extensive experience in growing and important Asia / Pacific markets***

Current Boards: DRB-HICOM; malaysia

Past Public Boards: *Petronas Chemicals Group Berhad*; *Petronas Gas Berhad*; *Petronas Dagangan Berhad*

Past Positions: *Chairman of the National Trust Fund*; *World Economic Forum's Oil & Gas Governors Forum*



Michael J. Angelakis

Appointed Mar 2021
Former CFO, Comcast (2007–2015)
Chairman and CEO, Atairos

Capital Allocation	CFO / Field Prominence	Transition Experience

- Led strategic planning, capital allocation and corporate development at Comcast with ***long-standing reputation for judgment and discipline***
- ***Oversaw Comcast's successful transition*** into a media & entertainment powerhouse with acquisition of NBC Universal
- Recognized by The Wall Street Journal as ***a top performing CFO*** and by Institutional Investor as ***one of America's Best CFOs six times***
- ***Served with distinction*** as Chairman of Federal Reserve Bank of Philadelphia

Current Public Boards: TriNet; GROUPON

Past Public Boards: hp; Duke Energy; Comcast

Other Positions: Federal Reserve Bank of Philadelphia *(Chairman)*



Jeffrey W. Ubben

Appointed Mar 2021
Founder, Portfolio Manager and Managing Partner, Inclusive Capital Partners

Capital Allocation	Investor Perspective	Climate Expertise

- Founder of Inclusive Capital in 2020; previously founder and CEO of ValueAct Capital
- Experienced investor ***in low-carbon and renewable technology***
- ***Pivotal role in AES's transition to renewable energy***; 140%+ share price improvement during Board tenure
- Substantial time served on public company boards with ***capital allocation, cost streamlining and business transition expertise***

Current Public Boards: Nikola; enviva; AppHarvest

Past Public Boards: 21st Century Fox; Bausch Health; Gartner; Willis Towers Watson; aes

Source: Based on company filings/publicly available information
See Supplemental Information for definitions

57

Board Affairs Committee carefully reviewed Engine No. 1's Nominees

Factors underpinning Board Affairs Committee recommendations to the Board

Anders Runevad	• Strong credentials and performance as a CEO of a successful wind turbine manufacturing company • However, the size and scale of the wind energy company is not representative of the size and scale of Exxon or of companies that ExxonMobil directors have led • Exxon has committed to significantly investing in reducing emissions as well as investing in carbon capture, biofuels and hydrogen (all areas away from the power generation sector) • There is also a concern that he is overboarded (4 public company boards)
Alexander Karsner	• Multiple gaps across the criteria sought by ExxonMobil for Board candidates, as described in Exxon's Proxy Statement • The only criterion that Karsner would meet as a prospective director for Exxon is serving on a public company board, Applied Materials • Brings relevant policy expertise, particularly in the renewables and energy transition space. However, the Committee was advised that there are other more distinguished academics and research experts who would bring greater prominence and deeper/broader insights to the board
Kaisa Hietala	• Multiple gaps across the criteria sought by ExxonMobil for Board candidates, as described in Exxon's Proxy Statement • Has no previous experience "leading a large, complex organization", nor does she possess "global business leadership experience," significant "financial or risk management experience" or significant credentials in the "scientific, technical or research" domains • Would bring additional gender diversity to the board. However, does not bring the level of credentials or recognition in a relevant field that matches ExxonMobil's needs • C-suite experience (not as CEO) was at a company with operations that are much smaller scale than ExxonMobil
Gregory Goff	• While he has upstream and downstream experience from his early career with Conoco in Australia and Venezuela, as well as North America CEO experience in the refining sector from his time at Andeavor, he has not had global operating leadership experience, but instead had regional management oversight role • Service on the board of Enbridge (joined in 2020), a large midstream pipeline company, would be a conflict • Concerns about the judgments made as CEO in connection with the 2018 buyback transactions at Andeavor, which resulted in a fine imposed on Andeavor by the SEC in 2020

58

Board holds management accountable Compensation tied to long-term shareholder value creation and success in a lower-carbon future Strengthening Upgrading Leading Delivering Investing Accountability Framework the Upstream Portfolio Downstream Production in Chemical Growth Lower Emissions With Discipline Goals and Objectives Board establishes goals and § Established to drive sustainable objectives for CEO growth in shareholder value over the CEO long term § Positions the Company for long-term success in a lower-carbon energy Tailored to corporate Board deliverables include future Corporate officers (area of safety and health, § Provides framework for specific responsibility) Officers reliability, talent, cost commitments to deliver improved efficiency, capital performance productivity and other measures Worldwide Executives Tailored to executives Integrated into the Company’s plan which (area of responsibility) is reviewed and approved by the Board Annual assessment of performance versus pre-set goals and objectives, ties directly to level of pay Ensures executives are held accountable for progressing strategic objectives and delivering business results , balancing short- and long-term activities No formula or weighting of factors, goals and objectives reflective of executives' areas of responsibility 59Board holds management accountable Compensation tied to long-term shareholder value creation and success in a lower-carbon future Strengthening Upgrading Leading Delivering Investing Accountability Framework the Upstream Portfolio Downstream Production in Chemical Growth Lower Emissions With Discipline Goals and Objectives Board establishes goals and § Established to drive sustainable objectives for CEO growth in shareholder value over the CEO long term § Positions the Company for long-term success in a lower-carbon energy Tailored to corporate Board deliverables include future Corporate officers (area of safety and health, § Provides framework for specific responsibility) Officers reliability, talent, cost commitments to deliver improved efficiency, capital performance productivity and other measures Worldwide Executives Tailored to executives Integrated into the Company’s plan which (area of responsibility) is reviewed and approved by the Board Annual assessment of performance versus pre-set goals and objectives, ties directly to level of pay Ensures executives are held accountable for progressing strategic objectives and delivering business results , balancing short- and long-term activities No formula or weighting of factors, goals and objectives reflective of executives' areas of responsibility 59

Environmental objectives integrated in executive compensation program

Sample accomplishments in progressing strategic objectives tied to pay deliberations

Year	Accomplishments
2017	• Implemented enhanced methane reduction program • Achieved significant milestones in lower-carbon research
2018	• Invested in lower-carbon emissions technologies, including advanced biofuels, CCS, and higher-efficiency processing • Increased trade / third party support for policies to mitigate the risks of climate change • Progressed program to reduce methane emissions
2019	• Invested in development of lower-emission technologies with highest potential for large-scale deployment • Leadership and partnership across broad spectrum of science-based organizations in both public and private sectors, including new key research partnerships: National Labs, Global Thermostat, Mosaic Materials • On plan to meet 2020 external Corporate target of 25% reduction from 2016 flaring levels
2020	• Invested in development of lower-emission technologies with highest potential for large-scale deployment • Collaboration with multiple partners across industry, academia, and government to advance solutions that reduce climate-related risks at the lowest costs to society • Met 2020 external Corporate methane emissions (15%) and flaring (25%) reduction goals versus 2016 • Announced plans to further reduce intensity of operated Upstream greenhouse gas emissions, supported by reductions in methane and flaring intensity by 2025 in support of the goals of the Paris Agreement

Source: ExxonMobil 2018-2021 Proxy Statements

60

Compensation program design ensures focus on long term value

Over 70% of executive compensation tied to long-term shareholder value through the energy transition

Increasingly long-term orientation and pay at risk →

	Base salary	Annual bonus	Performance shares
% of Total Direct Comp	 *10% or less*	 *10% to 20%*	*Over 70%* 
Intent	• Provide competitive base pay	• Link pay to annual Company earnings performance • Provide near- and mid-term performance payments	• ***Link pay*** to returns of long-term shareholders • Encourage long-term view through the commodity cycle
Key Design Features	• Increase determined by individual performance, experience, and pay grade • Ties directly to long-term benefits (e.g., pension)	• ***50% of award paid in cash at grant; 50% delayed payment*** based on future earnings performance • Actual award determined by individual performance and pay grade • ***50% of bonus at risk of forfeiture*** • Full award subject to clawback	• Granted in the form of stock units • ***50% vests in 5 yrs from grant date; 50% in 10 yrs***, vesting not accelerated at retirement • ***Longest restriction periods*** coupled with performance metrics applied at grant • Significant portion of pay at risk of forfeiture for extended period of time

Named Executive Officers participate in **same broad-based programs as all other executives**

Represent higher % of total comp for senior executives resulting in **increased pay at risk**

Source: ExxonMobil 2021 Proxy Statement

61

4 RIGHT STRATEGY TO GROW VALUE Engine No. 1 does not haIN A LOWER ve a plan for CARBON ExxonMobil FUTURE • Engine No. 1 has not constructively engaged to seek a resolution, despite multiple attempts by ExxonMobil • Engine No. 1 has provided no plan to create shareholder value, and does not understand the industry or ExxonMobil’s plan • Engine No. 1 backpedaling from previous statements in response to market skepticism of its platform • Engine No. 1’s nominees lack breadth of experience, leadership at a global scale and skillsets needed by ExxonMobil Board 624 RIGHT STRATEGY TO GROW VALUE Engine No. 1 does not haIN A LOWER ve a plan for CARBON ExxonMobil FUTURE • Engine No. 1 has not constructively engaged to seek a resolution, despite multiple attempts by ExxonMobil • Engine No. 1 has provided no plan to create shareholder value, and does not understand the industry or ExxonMobil’s plan • Engine No. 1 backpedaling from previous statements in response to market skepticism of its platform • Engine No. 1’s nominees lack breadth of experience, leadership at a global scale and skillsets needed by ExxonMobil Board 62

Engine No. 1's unconstructive pattern of engagement

Engine No. 1's position: Take our 4 directors or a proxy fight

2020 Oct Nov Dec | **2021** Jan Feb Mar Apr

Nov 19: Engine No. 1 is **incorporated days prior to campaign launch**, accumulates small $40M position in EM

Dec 7: Engine No. 1 **presents white paper with no prior effort to reach out** / engage with the company

Dec – Feb:

- Company principals and advisors make **multiple attempts to engage with Engine No. 1**
  - **Offer to discuss, under an NDA, the Company's planned announcements** and the types of individuals ExxonMobil was independently considering adding to the Board
- Engine No. 1 states commitment to its 4 nominees and unwillingness to consider steps towards a resolution, **positioning any further discussions as all-or-none**
- Engine No. 1 discloses intent to **spend $40M for proxy campaign**

Mar 3: Engine No. 1 **hires scientist to produce and release white paper**

Mar 15: Engine No. 1 **files proxy statement** indicating **spend of $30M** for campaign

63

By Contrast, Interactions with D.E. Shaw Were Highly Constructive March 1, 2021 The D. E. Shaw Group Welcomes ExxonMobil’s Announcements ExxonMobil’s Recent Announcements Are Significant Positive Developments for All Shareholders The D. E. Shaw group, which manages funds that have been shareholders in Exxon for over 10 years, expressed its support for the addition of Jeffrey Ubben and Michael Angelakis to the Company’s Board of Directors as well as Exxon’s emphasis on cost and capital spending discipline. “We welcome today’s additions to the Exxon Board of Directors. We believe these individuals will bring significant capital markets and capital allocation experience to the boardroom and will provide meaningful value to the Company as it focuses on its investment priorities while navigating the transition to a low-carbon future.” “We also welcome the steps Exxon has taken to identify $6 billion in permanent, structural cost savings, and we believe the Company will be able to identify additional areas to improve its productivity and enhance its cash flow profile during this period of significant industry transition. We are encouraged by these important steps, and we also believe there will be opportunities to reinvest a portion of these cash flows in emerging and high return carbon abatement technologies and strategies. We look forward to continuing our constructive dialogue with Exxon’s management team and Board of Directors.” ExxonMobil has been highly responsive to shareholder feedback 64By Contrast, Interactions with D.E. Shaw Were Highly Constructive March 1, 2021 The D. E. Shaw Group Welcomes ExxonMobil’s Announcements ExxonMobil’s Recent Announcements Are Significant Positive Developments for All Shareholders The D. E. Shaw group, which manages funds that have been shareholders in Exxon for over 10 years, expressed its support for the addition of Jeffrey Ubben and Michael Angelakis to the Company’s Board of Directors as well as Exxon’s emphasis on cost and capital spending discipline. “We welcome today’s additions to the Exxon Board of Directors. We believe these individuals will bring significant capital markets and capital allocation experience to the boardroom and will provide meaningful value to the Company as it focuses on its investment priorities while navigating the transition to a low-carbon future.” “We also welcome the steps Exxon has taken to identify $6 billion in permanent, structural cost savings, and we believe the Company will be able to identify additional areas to improve its productivity and enhance its cash flow profile during this period of significant industry transition. We are encouraged by these important steps, and we also believe there will be opportunities to reinvest a portion of these cash flows in emerging and high return carbon abatement technologies and strategies. We look forward to continuing our constructive dialogue with Exxon’s management team and Board of Directors.” ExxonMobil has been highly responsive to shareholder feedback 64

Unlike ExxonMobil, Engine No.1 has not put forward a plan

Shareholder value in a capital intensive, long-cycle business that is transitioning needs more than "sound bites"

Across ~60 pages of letters and white papers, Engine No. 1 refers to "value" dozens of times...

*"Strategic Plan for **Sustainable Value** Creation"*

*"our focus on **influencing long-term value** creation"*

*"Implement a strategic plan for **sustainable value creation**"*

***"Protect and Enhance** Long-Term Value"*

*"Engine No. 1 is an investment firm **purpose-built to create long-term value**"*

"must better position itself for long-term, sustainable value creation"

*"We are a new investment firm that seeks to enhance long-term **value through active ownership**"*

*"collectively they can help the Board **unlock sustainable, long-term shareholder value**"*

...But despite months of opportunity and continued questions from the market, Engine No. 1:

- has **produced no compelling financial analysis**
- **relies almost exclusively** on a single scientist and the press
- has **no plan** for shareholder value creation

65

Shareholders should ask…

…Does Engine No. 1 actually understand ExxonMobil's business?

Engine No. 1 Assertion	Fact
✗ ExxonMobil TSR has underperformed over any relevant time period	• **ExxonMobil has outperformed peer average over the last 3 years** ✓ Board and management decisions to aggressively reposition the portfolio ✓ ExxonMobil outperformance over 6-mo, 1-yr, 2-yr and 3-yr periods versus proxy peer average
✗ ExxonMobil returns on oil and gas projects are underperforming	• **ExxonMobil ROCE was above peer average every year for the last 5 years, except 2020** ✓ While returns across the industry have fallen over the last decade ExxonMobil has outperformed peer average by +110bps over the last 5 years ✓ 2020 ROCE negatively impacted by impairments and unprecedented COVID environment
✗ ExxonMobil has overspent, resulting in high breakevens	• **ExxonMobil has proactively focused on development of projects that deliver returns at a lower price of oil** ✓ 2021-2025 portfolio covers dividend and capital program while generating excess cash at $50/bbl Brent[1,2] ✓ ~90% of cumulative 2021-2025 Upstream resource investment has cost-of-supply less than $35/bbl Brent[3]
✗ ExxonMobil has taken on excess debt	• **Moody's debt/book capitalization among the best in the industry** ✓ Committed to preserving the strength of our balance sheet and maintaining a reliable dividend ✓ Debt will be reduced in 2021 with Brent greater than ~$50/bbl even assuming 10-year low Downstream and Chemical margins

See Supplemental Information for footnotes and definitions

66

Shareholders should ask…

…Does Engine No. 1 actually understand ExxonMobil's business?

Engine No. 1 Assertion	Fact
✗ ExxonMobil is dependent on fossil fuel growth	• **None of ExxonMobil's plan is dependent on fossil fuel growth** ✓ ExxonMobil is prepared for a wide range of demand and energy mix scenarios ✓ Plan assumes flat production volumes while still generating excess cash at $50/bbl Brent[1,2]
✗ ExxonMobil is not aligned with the Paris Agreement	• **ExxonMobil supports the goals of the Paris Agreement** ✓ Achieved 2020 emission reduction goals & announced 2025 reduction plans, in line with Paris Agreement[3] ✓ #2 all-time buyer of wind / solar power among Oil and Gas (top 5% across all corporates) with 600MW of renewables in operations[4]
✗ ExxonMobil's carbon capture capabilities are overstated	• **ExxonMobil is a leader in carbon capture** ✓ ExxonMobil accounts for 40% of all CO_2 captured, equivalent to planting ~2 billion trees[5] ✓ Many of the technologies Engine No. 1 is focused on have been actively under research and development over a decade ✓ Low Carbon Solutions business will leverage expertise and market leadership in CCS to continue to advance and deploy innovative technologies
✗ Engine No. 1's nominees are highly qualified	• **Engine No. 1's nominees lack breadth of experience, leadership at a global scale and skillsets needed to serve on ExxonMobil Board** ✓ ExxonMobil's Board has continually refreshed itself with relevant expertise to support the pursuit of our core priorities ✓ Recent Director additions enhance experience in energy, capital allocation and transition

See Supplemental Information for footnotes

67

Engine No. 1 is backpedaling in response to investor concerns

Recent comments from Charlie Penner are a stark change to Engine No 1's initial positions

Initial Position	✘ ExxonMobil has overinvested in Oil & Gas	✘ ExxonMobil needs a whole new capital allocation strategy	✘ ExxonMobil should invest in wind & solar	✘ ExxonMobil needs a wind-down strategy
New Position	We understand maintenance CAPEX; we understand what proven undeveloped reserves are; we're not telling them to stop being an oil and gas company	We understand that people are not looking for the company to miss this cycle, to miss this opportunity to improve both the balance sheet and hopefully make some good investments for the future	We would not advise them to spend a billion dollars to buy half of a wind farm from Equinor and get basically a guaranteed low return on it	We obviously understand that any transition here will be gradual, pragmatic, and has to be profitable to be sustainable

68

In conclusion 1 Right strategy and plan: advancing two priorities to maximize shareholder value Strong performance: resulting from capital investments, corporate values and competitive strengths 2 3 Led by strong, independent Board with relevant experience 4 Engine No. 1 does not have a plan for ExxonMobil 69In conclusion 1 Right strategy and plan: advancing two priorities to maximize shareholder value Strong performance: resulting from capital investments, corporate values and competitive strengths 2 3 Led by strong, independent Board with relevant experience 4 Engine No. 1 does not have a plan for ExxonMobil 69

ExxonMobil has the right Board and strategy • ExxonMobil is uniquely positioned to meet society’s energy needs while transitioning to a lower-carbon future • Balanced and flexible investments in the future build on existing value chains, business lines and core competencies, which help enable new lower-carbon ventures and substantial value creation • Strong, independent Board has played an important role in overseeing strategy and has continually refreshed itself with relevant expertise, including adding 4 directors since January 2020 • Strong performance through business cycles reflects long-term strategy and corporate values • The Company made multiple attempts to engage with Engine No. 1, which was unwilling to work towards a resolution, positioning any further discussions as take it or leave it • Engine No. 1’s demands are out-of-date criticisms and have been addressed by strategic initiatives years in the making which continue today under the board’s guidance 70ExxonMobil has the right Board and strategy • ExxonMobil is uniquely positioned to meet society’s energy needs while transitioning to a lower-carbon future • Balanced and flexible investments in the future build on existing value chains, business lines and core competencies, which help enable new lower-carbon ventures and substantial value creation • Strong, independent Board has played an important role in overseeing strategy and has continually refreshed itself with relevant expertise, including adding 4 directors since January 2020 • Strong performance through business cycles reflects long-term strategy and corporate values • The Company made multiple attempts to engage with Engine No. 1, which was unwilling to work towards a resolution, positioning any further discussions as take it or leave it • Engine No. 1’s demands are out-of-date criticisms and have been addressed by strategic initiatives years in the making which continue today under the board’s guidance 70

Vote the Blue Card ü ü ü ü ü ü ü ü ü ü 71Vote the Blue Card ü ü ü ü ü ü ü ü ü ü 71

Supplemental Information 72Supplemental Information 72

Supplemental information IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, and free cash flow are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. ExxonMobil-operated emissions, reductions, and avoidance performance data are based on a combination of measured and estimated emissions data using reasonable efforts and collection methods. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. There is uncertainty associated with the emissions, reductions, and avoidance performance data due to variation in the processes and operations, the availability of sufficient data, quality of those data and methodology used for measurement and estimation. Performance data may include rounding. Changes to the performance data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become available. Emissions, reductions, and avoidance estimates from non- ExxonMobil operated facilities are also included in the equity data and similarly may be updated as part of the company’s annual publications. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 73Supplemental information IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, and free cash flow are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. ExxonMobil-operated emissions, reductions, and avoidance performance data are based on a combination of measured and estimated emissions data using reasonable efforts and collection methods. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. There is uncertainty associated with the emissions, reductions, and avoidance performance data due to variation in the processes and operations, the availability of sufficient data, quality of those data and methodology used for measurement and estimation. Performance data may include rounding. Changes to the performance data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become available. Emissions, reductions, and avoidance estimates from non- ExxonMobil operated facilities are also included in the equity data and similarly may be updated as part of the company’s annual publications. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 73

Supplemental information NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities from the Consolidated statement of cash flows and (2) net cash used in investing activities from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Compounded Annual Growth Rate (CAGR): represents the consistent rate at which an investment would have grown had the investment compounded at the same rate each year. Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. 74Supplemental information NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities from the Consolidated statement of cash flows and (2) net cash used in investing activities from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Compounded Annual Growth Rate (CAGR): represents the consistent rate at which an investment would have grown had the investment compounded at the same rate each year. Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. 74

Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Peers / Peer average. Proxy industry peers are Chevron (NYSE: CVX), Royal Dutch Shell (LON: RDSA), Total (EPA: FP), BP (LON: RDSA) Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 75Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Peers / Peer average. Proxy industry peers are Chevron (NYSE: CVX), Royal Dutch Shell (LON: RDSA), Total (EPA: FP), BP (LON: RDSA) Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. 75

Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. Total Addressable Market (TAM). Refers to the size of the total market revenue of a particular product or service Total Shareholder Return (TSR). Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. 76Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. Total Addressable Market (TAM). Refers to the size of the total market revenue of a particular product or service Total Shareholder Return (TSR). Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. 76

Supplemental information OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 77Supplemental information OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 77

Supplemental information

Slide 3

1) Represents investments since 2000 and currently identified future investment opportunities through 2025, consistent with past practice, results, and announced plans.
2) Includes projects that bring on new volumes. Breakeven based on cost-of-supply generate a minimum 10 percent return on a money-forward basis
3) Synthetic lubricants - Kline and Company (2019) since 2000 and currently identified future investment opportunities through 2025, consistent with past practice. Basestocks - ExxonMobil assessment publically available sources, internally generated observations, and/or 3rd party consulting services.
4) IHS Markit 2020 Capacity Ranking data and ExxonMobil estimates based on available data.
5) Return based results 2021 money-forward, remaining Capex-weighted basis, announced plans listed projects in 2027 at full capacity across Downstream and Chemical using 2010—2019 annual average margins
6) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery.
7) ExxonMobil analysis. Ranking estimate of CO_2 pipelines is based on pipeline capacity.
8) ExxonMobil analysis. Ranking estimate of CO_2 geologic storage is based on anthropogenic CO_2; storage for natural CO_2 produced and anthropogenic CO_2 captured for enhanced oil recovery is excluded.

Slide 11

1) Total Addressable Market figures: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios for CO_2, H2, Biofuels, and Fuels. Volumes and prices in 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue. For H2, the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded. For Chemicals, ExxonMobil analysis of current market data from Statista 2020 Report on Chemical Industry Worldwide, and the IEA Sustainable Development Scenario data for petrochemical feedstock growth to 2040.
2) Average of IPCC Lower 2°C scenarios (CAGR 2020-2040)
3) McKinsey & Company report on 3/10/2021, "The big choices for oil and gas in navigating the energy transition"

Slide 13

1) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery.
2) ExxonMobil analysis. Ranking estimate of CO_2 pipelines is based on pipeline capacity.
3) ExxonMobil analysis. Ranking estimate of CO_2 geologic storage is based on anthropogenic CO_2; storage for natural CO_2 produced and anthropogenic CO_2 captured for enhanced oil recovery is excluded.

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Supplemental information

Slide 14

1) National Petroleum Council report. Financial assumptions include 12% internal rate of return (after tax).
2) 2040 IPCC Lower 2°C carbon price details: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on lower 2°C scenarios. U.S. 45Q Tax credit: (https://www.irs.gov/pub/irs-drop/td-9944.pdf), p. 141.
3) California Low Carbon Fuel Credit: (https://ww2.arb.ca.gov/resources/documents/lcfs-credit-clearance-market).
4) U.S. EV tax credit: ExxonMobil analysis based on EV tax credit (www.fueleconomy.gov/feg/taxevb.shtml) and emission factors for vehicles fromwww.EIA.gov and other sources.

Slide 17

1) $1 trillion market and projected growth: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios. For H2, volumes and prices in 2020 and 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue and corresponding annual growth. For H2 the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded.
2) IEA (2020), Energy Technology Perspectives 2020, IEA, Paris https://www.iea.org/reports/energy-technology-perspectives-2020.

Slide 18

1) Total Addressable Market figures: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios. Volumes and prices in 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue

Slide 19

1) Represents investments since 2000 and currently identified future investment opportunities through 2025, consistent with past practice, results, and announced plans.
2) All-time, based on total wind and solar power purchase agreements signed from BloombergNEF download Feb 22, 2021.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations by 2025 compared to 2016 levels. This will be supported by a 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. The 2025 emissions reduction plans are expected to reduce absolute greenhouse gas emissions of Upstream operations by an estimated 30 percent and absolute flaring and methane emissions by 40 to 50 percent. Plans cover Scope 1 and Scope 2 emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.

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Supplemental information

Slide 20

1) Global CO_2 emissions: Global Carbon Budget 2020; Friedlingstein et al (2020); including energy-related and cement processing CO_2 emissions.
2) Paris submissions: estimated based on 2016 Nationally Determined Contributions.
3) ExxonMobil GHG emissions, absolute (operated CO_2 -equivalent Scope 1 & 2) from 2016—2020; Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations compared to 2016 levels. Plans cover Scope 1 and Scope 2 emissions, and are expected to result in a 11 to 13 percent reduction in absolute greenhouse gas emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.

Slide 21

1) IEA World Energy Outlook 2020 Annex A.5, investment data.

Slide 22

1) IEA World Energy Outlook 2020 Annex A.5, investment data.

Slide 24

1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
2) Consideration as of effective date excluding contingent consideration.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of Upstream operations compared to 2016 levels supported by a corporate-wide 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. Plans cover Scope 1 and Scope 2 emissions, and are expected to result in a 30 percent reduction in absolute Upstream greenhouse gas emissions from assets operated by the Company by the end of 2025. Consistent with approved corporate plans.

Slide 25

1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.

Slide 26

1) Includes projects to FID within current 2021-2025 plan
2) When comparing projects to FID in current 2021-2025 plan versus full data set excluding assets with missing data in the native WoodMac report.

Slide 28

1) Synthetic lubricants - Kline and Company (2019) and ExxonMobil analysis. Basestocks - ExxonMobil assessment of publically available sources, internally generated observations, and/or 3rd party consulting services. Industry-leading integration - S&P Global Platts.
2) Shows 2027 expected volume indexed to 2017. Product mix upgrade plans include Downstream and Chemical announced/completed conversions, all disclosed major projects, and executed portfolio management.
3) Product spreads based on 2010—2019 average versus refining feedstock cost.

Slide 29

1) GDP - ExxonMobil's 2019 Outlook for Energy; commodity chemicals demand - IHS Markit World Analysis for Polyethylene, Polypropylene, and Paraxylene. ExxonMobil performance product sales - ExxonMobil analysis. ExxonMobil forecast post-2020.

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Supplemental information

Slide 30

1) IHS Markit 2020 Capacity Ranking data and ExxonMobil estimates based on available data.

Slide 31

1) Performance polymers - per April 2018 Franklin report.

Slide 32

1) Product benefits:
   - Plastic packaging -per April 2018 report of Franklin Associates; US; Max Decomp.; Figure 4-1; Impacts as defined in Chapter 4.7: Global Warming Potential (GWP) results, and indexed to the alternatives as a group (including steel; aluminum; glass; paper-based packaging; fiber-based textiles; and wood). Source: https://plastics.americanchemistry.com/Reports-and-Publications/LCA-of-Plastic-Packaging-Compared-to-Substitutes.pdf; Flexible film applications -Based on performance of specific ExxonMobil Exceed™ XP grades versus conventional polyethylene in flexible packaging applications.
   - Polypropylene Automotive Application -Source: DOE statement: https://www.energy.gov/eere/vehicles/lightweight-materials-cars-and-trucks
   - Synergy Diesel Efficient™ -Synergy Diesel Efficient™ improves fuel economy by 2 percent versus diesel fuel without detergent additive and assumes a 250 gallon tank and an average of 7 miles per gallon. Source: ExxonMobil.com https://www.exxon.com/en/synergy-diesel-efficient-passenger
   - Synthetic motor oil -Source: ExxonMobil analysis
   - Mobil SHC TMGear 320WT -Source: Performance profile at https://www.mobil.com/en/lubricants/for-businesses/industrial/lubricants/products/mobil-shc-gear-320-wt
2) On page

Slide 33

1) Industry-leading integration - S&P Global Platts.
2) IHS Markit 2020 Capacity Ranking data and ExxonMobil estimates based on available data.
3) Collective annual earnings generated by listed Downstream and Chemical projects in 2027 at full capacity based on 2010–2019 low and average annual margins.
4) Projected improvement 2017-2027, including all disclosed major projects, and executed and planned portfolio management;
5) Indexed to 2017. Product mix upgrade plans include announced/completed conversions, all disclosed major projects, and executed portfolio management.

Slide 35

1) See definition of Available cash from operations on page 74.
2) Any decisions on future dividend levels is at the discretion of the Board of Directors. This chart assumes dividends per share are held flat relative to 4Q20 levels.
3) Available cash from operations based on 10-year low Downstream and Chemical margins in 2021 and 10-year average Downstream and Chemical margins from 2022—2025. 10-year low Downstream and Chemical margins refer to annual lows from 2010—2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010—2019.
4) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
5) Return based on 2021 money-forward, remaining Capex-weighted basis, for listed growth projects in 2027 at full capacity across Downstream and Chemical using 2010—2019 annual average margins.

81

Supplemental information

Slide 36

1) See definition of Available cash from operations on page 74.
2) 10-year low Downstream and Chemical margins refer to annual lows from 2010–2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.

Slide 37

1) 10-year high and low Downstream and Chemical margins refer to annual highs and lows from 2010–2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010–2019.
2) Portfolio improvements include uplift from new projects in Downstream and Chemical, uplift, base decline and nominal price inflation from Upstream, mix, yield and marketing impacts, and corporate and financial impacts.

Slide 38

1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.
2) Projected improvement 2017–2027, including all disclosed major projects, and executed and planned portfolio management.
3) Indexed to 2017. Product mix upgrade plans include announced/completed conversions, all disclosed major projects, and executed portfolio management.
4) 2025 Available cash from operations assumes Downstream and Chemical margins at the average of the annual margins from 2010–2019. See definitions on page 74.
5) Any decisions on future dividend levels is at the discretion of the Board of Directors.
6) Relative to 2019, flat price and margin basis

Slide 46

1) ExxonMobil adjusted 2020 ROCE excludes accounting treatment from revised development plans. Peer ROCE not adjusted.

Slide 47

1) Cash dividends per share; RDS and BP dividends are to ADS holders
2) Broadridge data, April 2020. Post-suppression (considers managed accounts).

Slide 48

1) Lost-time injuries and illness rate (incidents per 200,000 work hours).
2) Reduction is in Cash Operating Expense, comparing 2020 to 2019. See definitions on page 74.
3) Compared to 2016 levels based on assets operated by ExxonMobil
4) Global CCS Institute 2020 report and ExxonMobil analysis of 2020 facility data. Car equivalency calculated with US EPA GHG equivalency calculator.

Slide 50

1) ExxonMobil GHG emissions, absolute (Operated CO_2-equivalent Scope 1 & 2) from 2016 to 2020 compared to society's energy-related CO_2 based on ExxonMobil analysis of IEA reports.
2) ExxonMobil GHG emissions, absolute (Operated CO_2-equivalent Scope 1 & 2) from 2016 to 2020.

82

Supplemental information Slide 51 Slide 67 1) Any decisions on future dividend levels is at the discretion of the Board of 1) Cash operating cost is subset of Operating costs (Opex) as defined on page Directors. 75 adjusted for disclosed significant known one-time items . Peer data 2) Available cash from operations based on 10-year low Downstream and based on publicly available information and ExxonMobil assessment of Chemical margins in 2021 and 10-year average Downstream and Chemical equivalent income statement lines adjusted for disclosed significant known margins from 2022—2025. 10-year low Downstream and Chemical margins one-time items . refer to annual lows from 2010—2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010—2019. 3) Emission reduction plans announced in December 2020 include a 15 to 20 Slide 66 percent reduction in greenhouse gas intensity of upstream operations 1) Any decisions on future dividend levels is at the discretion of the Board of compared to 2016 levels. Plans cover Scope 1 and Scope 2 emissions, and Directors. are expected to result in a 11 to 13 percent reduction in absolute 2) Available cash from operations based on 10-year low Downstream and greenhouse gas emissions for assets operated by the company by the end Chemical margins in 2021 and 10-year average Downstream and Chemical of 2025, consistent with approved corporate plans. margins from 2022—2025. 10-year low Downstream and Chemical margins 4) All-time, based on total wind and solar power purchase agreements signed refer to annual lows from 2010—2019. 10-year average Downstream and from BloombergNEF download Feb 22, 2021. Chemical margins refer to the average of annual margins from 2010—2019. 5) ~120MT equivalent calculation per EPA GHG equivalency calculator 3) Includes projects that bring on new volumes. Breakeven based on cost-of- supply to generate a minimum 10 percent return on a money-forward basis. 83Supplemental information Slide 51 Slide 67 1) Any decisions on future dividend levels is at the discretion of the Board of 1) Cash operating cost is subset of Operating costs (Opex) as defined on page Directors. 75 adjusted for disclosed significant known one-time items . Peer data 2) Available cash from operations based on 10-year low Downstream and based on publicly available information and ExxonMobil assessment of Chemical margins in 2021 and 10-year average Downstream and Chemical equivalent income statement lines adjusted for disclosed significant known margins from 2022—2025. 10-year low Downstream and Chemical margins one-time items . refer to annual lows from 2010—2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010—2019. 3) Emission reduction plans announced in December 2020 include a 15 to 20 Slide 66 percent reduction in greenhouse gas intensity of upstream operations 1) Any decisions on future dividend levels is at the discretion of the Board of compared to 2016 levels. Plans cover Scope 1 and Scope 2 emissions, and Directors. are expected to result in a 11 to 13 percent reduction in absolute 2) Available cash from operations based on 10-year low Downstream and greenhouse gas emissions for assets operated by the company by the end Chemical margins in 2021 and 10-year average Downstream and Chemical of 2025, consistent with approved corporate plans. margins from 2022—2025. 10-year low Downstream and Chemical margins 4) All-time, based on total wind and solar power purchase agreements signed refer to annual lows from 2010—2019. 10-year average Downstream and from BloombergNEF download Feb 22, 2021. Chemical margins refer to the average of annual margins from 2010—2019. 5) ~120MT equivalent calculation per EPA GHG equivalency calculator 3) Includes projects that bring on new volumes. Breakeven based on cost-of- supply to generate a minimum 10 percent return on a money-forward basis. 83

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.